SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                       Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                             Steelton Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                       [STEELTON BANCORP, INC. LETTERHEAD]





March 15, 2001

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Steelton Bancorp, Inc. (the "Corporation"), we cordially invite you to attend our Annual Meeting of Stockholders (the "Meeting") to be held at Mechanics Savings Bank, 51 South Front Street, Steelton, Pennsylvania, on April 18, 2001, at 10:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

         The Board of Directors of the Corporation has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Corporation and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         The Corporation has enclosed its 2000 Annual Stockholders Report. As reflected in the Annual Report, the Corporation had another successful year of operations as the only financial institution holding company headquartered and operated in Steelton, Pennsylvania.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                    Sincerely,


                                    /s/Harold E. Stremmel
                                    --------------------------------------
                                    Harold E. Stremmel
                                    President and Chief Executive Officer

--------------------------------------------------------------------------------
                             STEELTON BANCORP, INC.
                              51 SOUTH FRONT STREET
                          STEELTON, PENNSYLVANIA 17113
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 18, 2001
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Steelton Bancorp, Inc. (the "Corporation") will be held at Mechanics Savings Bank, 51 South Front Street, Steelton, Pennsylvania, on Wednesday, April 18, 2001, at 10:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

     1.   The election of two directors of Steelton Bancorp, Inc.;

     2. The ratification of the Steelton Bancorp, Inc. 2000 Stock Option Plan (the "Option Plan");

     3. The ratification of the Mechanics Savings Bank Restricted Stock Plan (the "RSP"); and

     4. The ratification of the appointment of Beard Miller Company LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2001.

         The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Corporation has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Corporation and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on February 28, 2001, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE CORPORATION A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/Victoria J. Segina
                                         ---------------------
                                         Victor J. Segina
                                         Secretary
Steelton, Pennsylvania
March 15, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             STEELTON BANCORP, INC.
                              51 SOUTH FRONT STREET
                          STEELTON, PENNSYLVANIA 17113
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 18, 2001

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Steelton Bancorp, Inc. (the
"Corporation") to be used at the Annual Meeting of Stockholders of the Corporation which will be held at Mechanics Savings Bank, 51 South Front Street, Steelton, Pennsylvania on April 18, 2001, at 10:00 a.m. (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 15, 2001. The Corporation is the parent company of Mechanics Savings Bank (the "Bank"). The Corporation was formed as a corporation chartered under the laws of the Commonwealth of Pennsylvania at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the completion of the Bank's mutual-to-stock conversion on July 8, 1999.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors of the Corporation, (ii) the ratification of the Steelton Bancorp, Inc. 2000 Stock Option Plan (the "Option Plan"), (iii) the ratification of the Mechanics Savings Bank Restricted Stock Plan (the "RSP") and
(iv) the ratification of the appointment of Beard Miller Company LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2001.

         The Board of Directors adopted the Option Plan and the RSP and the stockholders of the Corporation approved these plans at a special meeting held February 3, 2000. There have been no changes made to these plans. The only reason the Option Plan and the RSP are being resubmitted to stockholders of the Corporation for ratification at this time is to comply with OTS interpretive letters, as discussed below under Proposal II and Proposal III.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.


                       VOTING AND REVOCABILITY OF PROXIES

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominees for director as set forth herein, "FOR" the ratification of the Option Plan, "FOR" the ratification of the RSP, and "FOR" the ratification of Beard Miller Company LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2001. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Executive officers and directors of the Corporation have an interest in certain matters to be acted upon at the Meeting. Upon stockholders ratification of the Option Plan and the RSP, the awards made under these plans will vest upon any future Change in Control of the Corporation, as defined in the Option Plan and the RSP. The ratification of the Option Plan and the RSP are being presented as Proposal II and Proposal III, respectively.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on February 28, 2001 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Corporation had 349,259 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Corporation ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Corporation or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Corporation's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) Broker Non-Votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, including the ratification of the Option Plan, ratification of the RSP and ratification of the independent auditors, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) Broker Non-Votes or (ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and Directors of the Corporation as a group. Such reported amounts and all other amounts in this Proxy Statement have been adjusted to reflect the 5% stock dividend paid by the Corporation in February 2001. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                      Percent of Shares of
                                               Amount and Nature of       Common Stock
Name and Address of Beneficial Owner           Beneficial Ownership        Outstanding
------------------------------------           --------------------   --------------------

Mechanics Savings Bank Employee Stock
Ownership Plan ("ESOP")                              32,340(1)              9.8%
51 South Front Street
Steelton, Pennsylvania

Howard Amster
25812 Fairmount Boulevard                            25,315(2)              6.9%
Beachwood, Ohio 44122

James S. Nelson
51 South Front Street                                19,196(3)              5.5%
Steelton, Pennsylvania 17113

All directors and executive officers of
the Corporation as a group (8 persons)               72,959(4)             20.5%

-----------------------------

(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, 3,234 shares have been allocated to ESOP participants.
(2) Based upon a Schedule 13D filed with the SEC on July 19, 1999 which states that Mr. Amster has sole voting and dispositive power over 10,500 shares and shared voting and dispositive power over 14,815 shares in an individual retirement account.
(3)  Includes 1,617 shares that may be acquired pursuant to exercisable options.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 6,629 shares that may be acquired pursuant to exercisable options. Excludes 32,016 unallocated shares held by the ESOP over which the non-employee directors of the Corporation exercise sole voting power. The Board of Directors appointed a committee consisting of Directors Falcone, Farina, Segina, Stone and Wiedeman to serve as the ESOP Plan Committee (the "ESOP Committee"). The ESOP Committee directs the vote of unallocated shares and shares for which timely voting directions are not received. Also excludes 12,936 shares held by the RSP over which certain directors, as RSP trustees, exercise sole voting power. Such individuals disclaim beneficial ownership with respect to shares held by the ESOP and the RSP.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Corporation. The Corporation is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock. To the best of the Corporation's knowledge, all section 16(a) filing requirements applicable to its officers and directors were complied with during the 2000 fiscal year.


                       PROPOSAL I - ELECTION OF DIRECTORS

         The Articles of Incorporation require that the Board of Directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four-year period, with approximately one-fourth of the directors elected each year. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting, each to serve for a four-year term or until his successor has been elected and qualified.

         Marino Falcone and Richard E. Farina have been nominated by the Board of Directors to serve as directors. Both nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why either of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by both nominees and for each other director of the Corporation who will continue to serve as a director after the Meeting.


                                       Age at          Year First      Current       Common Stock    Percent
                                    December 31,       Elected or      Term to       Beneficially      of
Name                                    2000          Appointed(1)     Expire         Owned (2)       Class
----                                ------------      ------------     ------        -------------    -----

Board Nominees for Term to Expire in 2005

Marino Falcone                           81               1961           2001           3,715(3)      1.0%
Richard E. Farina                        69               1966           2001           1,090(3)         *

                               THE BOARD OF DIRECTORS RECOMMENDS THAT ITS NOMINEES
                                            BE REELECTED AS DIRECTORS

Directors Continuing in Office

Harold E. Stremmel                       66               1991           2002          13,894(4)      4.0%
Joseph A. Wiedeman                       61               1979           2002          11,065(3)      3.2%
James S. Nelson                          52               1994           2003          19,196(5)      5.5%
James F. Stone                           72               1970           2004          11,065(3)      3.2%
Victor J. Segina                         73               1980           2004          11,065(3)      3.2%


---------------------------------

* Less than 1%.
(1)      Refers to the year the individual first became a director of the Bank.
(2) Beneficial ownership as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3)      Includes 404 shares subject to exercisable options.
         Excludes 32,016 unallocated shares of Common Stock held under the ESOP over which such individual, an ESOP Trustee, exercises sole voting power. Also excludes 12,936 shares of Common Stock held by the RSP over which such individual, as an RSP trustee, exercises sole voting power. Such individual disclaims beneficial ownership with respect to ESOP and RSP shares.
(4)      Includes 2,021 shares subject to exercisable options.
(5)      Includes 1,617 shares subject to exercisable options.

Biographical Information

         Directors and Executive Officers of the Corporation. Set forth below is the business experience for the past five years of each of the directors and executive officers of the Corporation. All directors of the Bank in February 1999 became directors of the Corporation at that time.

         Marino Falcone has been a member of the Board of Directors since 1961 and has been Chairman of the Board since 1987. He has been retired since 1986. Mr. Falcone was previously the owner of Steelton Coal and Oil Company in Steelton, Pennsylvania.

         Richard E. Farina has been a member of the Board of Directors since 1966. Since 1994, Mr. Farina has been retired. He was previously a branch manager for the Pennsylvania Insurance Company in Harrisburg, Pennsylvania.

         Harold E. Stremmel serves as the President and Chief Executive Officer and has been a member of the Board of Directors since 1991. Mr. Stremmel has been Chief Executive Officer of the Bank since 1987. He is the past president and treasurer of the Harrisburg East Shore Kiwanis Club and was previously the treasurer of the New Steelton Association.

         Joseph A. Wiedeman serves as Treasurer and has been a member of the Board of Directors since 1979. Since 1974, Mr. Wiedeman has been a majority stockholder of Wiedeman & Douty, P.C., Certified Public Accountants, an accounting firm located in Steelton, Pennsylvania.

         James S. Nelson serves as the Executive Vice President of the Corporation and has been a member of the Board of Directors since 1994. Mr. Nelson is also Executive Vice President and Chief Lending Officer of the Bank and has been employed by the Bank since 1987.

         James F. Stone has been a member of the Board of Directors since 1970. He has been retired since 1992. Mr. Stone was previously the owner of Stone Funeral Home in Steelton, Pennsylvania.

         Victor J. Segina has been a member of the Board of Directors since 1980 and also serves as Secretary. Mr. Segina retired in 1998. He was previously the owner of an architectural firm located in Harrisburg, Pennsylvania. Mr. Segina serves on the Building Commission of the Harrisburg Catholic Diocese.

         Shannon Aylesworth serves as Chief Financial Officer of the Corporation. She has been Chief Financial Officer of the Bank since 1996 and a Vice President of the Bank since January, 1999. Ms. Aylesworth has been employed by the Bank since 1990.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended December 31, 2000, the Board of Directors held twelve regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during the year ended December 31, 2000.

         Nominating Committee. The entire Board of Directors serves as a Nominating Committee to select persons to be nominated to serve as directors of the Corporation and met once in such capacity during the year ended December 31, 2000. The Nominating Committee is not required to consider nominees recommended by stockholders of the Corporation.

         Compensation Committee. The Corporation has no full time employees and relies on the employees of the Bank for the limited services required by the Corporation. All compensation paid to executive officers of the Corporation is paid by the Bank. For these reasons, the Corporation does not have a compensation committee. The entire Board of Directors of the Bank serves the function of a compensation committee and met once in such capacity during the year ended December 31, 2000.

         Audit Committee. The Audit Committee consists of Directors Wiedeman, Stone and Segina and Ms. Barbara Coates, an officer of the Bank. All members of the Audit Committee other than Ms. Coates are independent under the rules of the Nasdaq stock market. As the Corporation's stock is traded on the OTC Electronic Bulletin Board, the Corporation is not required to and has not adopted a written charter for the Audit Committee. The Audit Committee meets quarterly and meets with the Corporation's independent auditor to review the results of the annual audit and other related matters. The Audit Committee met four times during the year ended December 31, 2000. The Board of Directors as a whole approved the inclusion of the audited financial statements in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

         Report of the Audit Committee. The Audit Committee is scheduled to meet to do all of the following for the fiscal year ended December 31, 2000: (i) review and discuss the Corporation's audited financial statements with management, (ii) discuss with the Corporation's independent auditor, Beard Miller Company LLP, all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) receive from Beard disclosures regarding Beard's independence as required by Independence Standards Board Standard No. 1 and discuss with Beard its independence. Such matters will be completed prior to the date of the Meeting.

         Audit Committee:
         Joseph A. Wiedeman, James F. Stone, Victor J. Segina and Barbara G. Coates

         Audit Fees. For the year ended December 31, 2000, the Corporation paid approximately $31,500 for professional services rendered by Beard in connection with the audit of the annual financial statements and review of the quarterly financial statements and approximately $3,000 for tax preparation services rendered by Beard. In addition, the Corporation paid approximately $19,000 for professional services rendered by the Corporation's prior independent auditor, McKonly & Asbury, LLP, in connection with the review of the quarterly financial statements. On September 20, 2000, the Corporation dismissed McKonly and appointed Beard as its new independent auditors. See "Proposal IV - Ratification of Appointment of Auditors." All audit and review services were performed by employees of either Beard or McKonly.

Certain Relationships and Related Transactions

         The Bank, like many financial institutions, has followed a policy of offering residential mortgage loans for the financing of personal residences, share loans, and consumer loans to its officers, directors and employees. Share loans and consumer loans are made in the ordinary course of business and also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. The Bank offers mortgage loans to full-time employees for the purchase or refinance of a permanent residence on special terms and conditions including waiver of appraisal and credit report fees and a one percent reduction in service charges and interest rate. If the employee is terminated, or the residence is no longer owner-occupied, the one percent reduction is eliminated.


                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Compensation of Directors

         Board Fees. The Corporation does not presently compensate its directors for membership on the Board of Directors. Each director of the Corporation is also a director of the Bank. During 2000, each director was paid a fee of $6,000. The chairman of the board, the secretary, and the treasurer receive an additional yearly fee of $2,756, $2,756, and $1,985, respectively. Directors do not receive compensation for attending committee meetings. The total fees paid to the directors for the year ended December 31, 2000 were approximately $49,497.

         Stock Awards. Each non-employee director has been awarded 2,021 options to purchase shares of Common Stock at an exercise price of $8.72 per share under the Option Plan and 808 shares of Common Stock under the RSP, as adjusted for the 5% stock dividend paid by the Corporation in February 2001. Stockholders of the Corporation approved these awards at a special meeting of stockholders held February 3, 2000. These awards vest at the rate of 20% on the one year anniversary of the date of stockholder approval, and 20% annually thereafter.
Ratification of these plans is being presented in this Proxy Statement as Proposal II and Proposal III.

 Executive Compensation

         General. The Corporation has no full time employees and relies on the employees of the Bank for the limited services required by the Corporation. All compensation paid to officers of the Corporation is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Corporation's President and Chief Executive Officer. No executive officer received a total annual salary and bonus in excess of $100,000 for the fiscal years ended December 31, 1999 or 2000.



                                          Annual Compensation                   Long Term Compensation
                                  --------------------------------------       -------------------------
                                                                             Restricted     Securities
Name and                 Fiscal                            Other Annual        Stock        Underlying       All Other
Principal Position        Year    Salary       Bonus     Compensation(1)      Award(2)      Options (3)     Compensation
-------------------       ----    ------       -----     ---------------      --------      -----------     ------------
Harold E. Stremmel,       2000    $62,702      $ --          $6,215           $35,382        10,106          $8,236(4)
President and CEO         1999    $60,300      $ --          $6,000           $ --              --           $2,309(5)


-------------------
(1)  Includes directors fees.
(2) Represents the award of 4,042 shares of Common Stock under the RSP, as adjusted for the 5% stock dividend paid by the Corporation in February
     2001, based upon the last reported sales price for the Common Stock as reported on the OTC Electronic Bulletin Board on February 3, 2000, the date of the award. This award vests at the rate of 20% per year, beginning on the first anniversary of the date of the grant. Dividend rights associated with the restricted stock are accrued and held in arrears to be paid at the time the shares vest.
(3) Mr. Stremmel was awarded 10,106 options, as adjusted for the 5% stock dividend paid by the Corporation in February 2001, at the exercise price of $8.72, equal to the last reported sales price for the Common Stock on February 3, 2000, the date of the award, as adjusted for the 5% stock dividend.
(4) Represents the award of 538 shares under the ESOP as of June 30, 2000 based upon the last reported sales price of the Common Stock on the date of the award. Also includes the Bank's contribution to Mr. Stremmel's account under a 401(k) Plan of $2,381 during 2000.
(5) Represents Bank's contribution to Mr. Stremmel's account under a 401(k) Plan of $2,039 during 1999.

         Stock Awards. The following tables set forth information concerning options granted to Mr. Stremmel during the fiscal year ended December 31, 2000.


                                     Option Grants in Last Fiscal Year
 -------------------------------------------------------------------------------------------------------------
                                                             Individual Grants
                           -----------------------------------------------------------------------------------

                                                    Percent of Total
                                                    Options Granted
                               Number of              to Employees         Exercise Price         Expiration
Name                       Options Granted(1)        in Fiscal Year          ($/Share)(1)             Date
----                       ------------------        --------------      -----------------       ------------
Harold E. Stremmel               10,106                   25%                   $8.72               2/3/10


---------------

(1) Mr. Stremmel was awarded 10,106 options, as adjusted for the 5% stock dividend paid by the Corporation in February 2001, at the exercise price of $8.72, equal to the last reported sales price for the Common Stock as reported on the OTC Electronic Bulletin Board on February 3, 2000, the date of the award, as adjusted for the 5% stock dividend.

                         Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
                         ------------------------------------------------------------------------
                                                                                                 Value of
                                                              Number of Options            In-the-Money Options
                        Shares Acquired       Value        at Fiscal Year-End (#)            at Fiscal Year-End ($)
Name                     on Exercise(#)    Realized ($)   Exercisable/Unexercisable     Exercisable/Unexercisable(1)
----                    ---------------   -------------   -------------------------     ----------------------------

Harold E. Stremmel             --            $ --               0 / 10,106                    $0 / $41,990


---------------------------
(1) Based upon the difference between the option exercise price of $8.72 and the last reported sales price of the Common Stock of $12.875 per share as of December 29, 2000, as reported on the OTC Bulletin Board.

         Employment  Agreements.   The  Bank  has  entered  into  an  employment
agreement with its President and Chief Executive Officer, Harold E. Stremmel. Mr. Stremmel's current base salary under the employment agreement is $65,074. The employment agreement has a term of three years. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If Mr. Stremmel is terminated without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than 1 year. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Bank or the Corporation, Mr. Stremmel will be paid a lump sum amount equal to 2.99 times his five-year average annual taxable cash compensation. If a payment had been made under the agreement as of December 31, 2000, the payment would have equaled approximately $177,872. The aggregate payment that would have been made to Mr. Stremmel would be an expense to the Bank and would have resulted in reductions to the Bank's net income and capital. The agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the board's sole discretion. If Mr. Stremmel shall become disabled during the term of the agreement, he shall continue to receive payment of 100% of his base salary for a period of 12 months and 65% of his base salary for the remaining term of the agreement. The payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

         In addition, two other executive officers of the Bank have entered into employment agreements with the Bank which are similar to the employment agreement with Mr. Stremmel. If change in control termination payments had been made under the employment agreements with the two other executive officers as of December 31, 2000, the payment in the aggregate would have equaled approximately $238,447.


                  PROPOSAL II - RATIFICATION OF THE OPTION PLAN

General

         The Corporation's Board of Directors adopted the Option Plan and the Corporation's stockholders approved the Option Plan at a special meeting of stockholders on February 3, 2000 (the "Effective Date"). There have been no changes made to the Option Plan since it was originally adopted by the Board of Directors and approved by stockholders of the Corporation on February 3, 2000. The Option Plan is being resubmitted to stockholders of the Corporation for ratification at this time to comply with OTS interpretive letters, as discussed below.

         Pursuant to the Option Plan, up to 40,425 shares of Common Stock (representing up to 10% of the total Common Stock previously issued in the Conversion, as adjusted for the 5% stock dividend paid by the Corporation in February 2001) are reserved under the Corporation's authorized but unissued shares for issuance by the Corporation upon exercise of stock options to be granted to officers, directors, employees, and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, employees and other persons to promote the success of the business of the Corporation and the Bank.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Option Plan contains certain restrictions and limitations. The Option Plan provides that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the Option Plan (as previously approved by the stockholders on February 3, 2000) as a means of complying with the OTS interpretive letters.

         Ratification of the Option Plan does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the Option Plan, or otherwise amend or modify the terms of the Option Plan. In the event that the Option Plan is not ratified by stockholders at the Meeting, the Option Plan will nevertheless remain in effect. However, any employee or director of the Corporation or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

         The Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Corporation's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Corporation will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Corporation will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those options.

         Shares of Common Stock issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and that do not normally result in tax deductions to the Corporation) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). In general, if an Optionee ceases to serve as an employee of the Corporation for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the Option Plan requires that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such terms are defined in the Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the Option Plan at the Meeting will conform the acceleration of vesting of options upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously awarded options and any options that may be granted in the future. Pursuant to the Option Plan, upon a Change in Control, all options previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Corporation, and no Optionee shall have any of the rights of a stockholder of the Corporation until shares of Common Stock are issued to such Optionee. Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Any cash payment shall be in exchange for the cancellation of such option. A cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Corporation under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The Option Plan provides that the Board of Directors of the Corporation may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards Under the Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted options under the Plan, the number of options to be granted to any participant, and whether options granted to each such Plan participant shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting participants and in determining the number of shares of Common Stock subject to options to be granted to each such participant, the Board or the Option Committee may consider the nature of the services rendered by each such participant, each such participant's current and potential contribution to the Corporation and such other factors as may be deemed relevant. Participants who have been granted an option may, if otherwise eligible, be granted additional options. In no event shall shares of Common Stock subject to options granted to non-employee directors in the aggregate under this Option Plan exceed more than 30% of the total number of shares of Common Stock authorized for delivery under this Plan, and no more than 5% of total shares of Common Stock may be awarded to any individual non-employee director. In no event shall shares of Common Stock subject to options granted to any employee exceed more than 25% of the total number of shares of Common Stock authorized for delivery under the Option Plan.

         The table below presents information related to options previously awarded by the Corporation under the Option Plan. Ratification of the Option Plan does not impact the number of options previously awarded. Stockholder ratification of the Option Plan confirms the provisions of the Option Plan previously approved by stockholders of the Corporation. In accordance with the Option Plan, all outstanding options shall become immediately exercisable in the event of a Change in Control of the Corporation or the Bank.


                                              PREVIOUSLY AWARDED BENEFITS
                                              UNDER THE STOCK OPTION PLAN
                                              ---------------------------
                                                                                 Number of Options
         Name and Position                                                 Previously Granted (1)(2)(3)
         -----------------                                                 ----------------------------
         Harold E. Stremmel, President, CEO and Director                              10,106
         James S. Nelson, Executive Vice President and Director                        8,085
         Shannon Aylesworth, Vice President and Chief Financial Officer                4,851
         Michael S. Leonzo, Vice President                                             4,042
         Barbara G. Coates, Vice President                                             3,234
         Marino Falcone, Director                                                      2,021
         James F. Stone, Director                                                      2,021
         Joseph A. Wiedeman, Director and Treasurer                                    2,021
         Victor J. Segina, Director and Secretary                                      2,021
         Richard E. Farina, Director                                                   2,021
         Executive Group (5 persons)                                                  30,318
         Non-Executive Director Group (5 persons)                                     10,105
         Non-Executive Officer Employee Group                                              0

--------------------------
(1) The exercise price of the Options was set on the date of stockholder approval of the Option Plan on February 3, 2000. As adjusted for the 5% stock dividend paid by the Corporation in February 2001, the exercise price is $8.72. The exact dollar value of the options will equal the last reported sales price of the Common Stock on the date the option is exercised less the exercise price. As of March 8, 2001, the last reported sale price of the Common Stock was $15.625 per share.
(2) Awards shall be 100% exercisable in the event of death, disability, or upon a change in control of the Corporation or the Bank (subject to stockholder ratification of Proposal II). Options awarded to officers and employees are first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during periods of continued service as an employee, director or director emeritus. Options awarded to employees shall continue to be exercisable during continued service as an employee, director or director emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options. Options awarded to directors are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus.
(3) All option awards presented herein have been adjusted to reflect the 5% stock dividend paid by the Corporation in February 2001.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Corporation, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Corporation. Subject to any required action by the stockholders of the Corporation, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of such option, and the consideration to be given or received by the Corporation upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. The Option Plan provision to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in Control of the Corporation could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Corporation due to the higher number of shares outstanding following such exercise of options.

         The power of the Option Committee to accelerate the exercise of options and the immediate exercisability of Options in the case of a Change in Control of the Corporation could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Corporation due to the higher number of shares outstanding following such exercise of options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Corporation to exercise more options and hold more shares of the Corporation's Common Stock, and to possibly decrease the number of options available to new management of the Corporation.

Amendment and Termination of the Option Plan

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Corporation.

Possible Dilutive Effects of the Option Plan

         The Common Stock to be issued upon the exercise of options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Corporation do not have preemptive rights, to the extent that the Corporation funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options, the Corporation delivers newly issued shares of Common Stock (i.e., 40,425 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 10.4%. Ratification of the Option Plan does not increase the maximum number of shares issuable under the Option Plan as previously approved by stockholders.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

          1. The grant of an option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Corporation to a tax deduction at the time of such grant.

          2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Corporation to a deduction at the time of such exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

          4. The Corporation will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

          5. In accordance with Section 162(m) of the Code, the Corporation's tax deductions for compensation paid to the most highly paid executives named in the Corporation's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Corporation intends for the award of options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Corporation's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Corporation expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an option under the Option Plan currently require any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are exercisable under the Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Ratification

         Stockholder ratification of the Option Plan is being sought in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the Option Plan, submitted as Proposal II.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                        RATIFICATION OF THE OPTION PLAN.


                     PROPOSAL III - RATIFICATION OF THE RSP

General

         The Board of Directors of the Corporation previously adopted the RSP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Corporation in a manner designed to encourage such persons to remain in the employment or service of the Bank. There have been no changes made to the RSP since it was originally adopted by the Board of Directors and approved by stockholders of the Corporation on February 3, 2000. The RSP is being resubmitted to stockholders of the Corporation for ratification at this time to comply with OTS interpretive letters, as discussed below.

         As previously approved by stockholders of the Corporation on February 3, 2000, the Bank contributed sufficient funds to the RSP to purchase Common Stock representing up to 4% of the total Common Stock previously issued in the Conversion (i.e., 16,170 shares of Common Stock, as adjusted for the 5% stock dividend paid by the Corporation in February 2001) in the open market. All of the Common Stock purchased by the RSP was purchased at the Fair Market Value of such stock on the date of purchase. Awards under the RSP were made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the RSP contains certain restrictions and limitations. The RSP provides that stock awards ("Awards") granted to employees or directors become vested no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the RSP (as previously approved by the stockholders on February 3, 2000) as a means of complying with the OTS interpretive letters.

         Ratification of the RSP does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the RSP, or otherwise amend or modify the terms of the RSP. In the event that the RSP is not ratified by stockholders at the Meeting, the RSP will nevertheless remain in effect. However, any employee or director of the Corporation or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

Awards Under the RSP

         Currently, the RSP requires that Awards granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with accelerated vesting upon death or disability or a Change in Control, as such terms are defined in the RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the RSP at the Meeting will conform the acceleration of vesting of Awards upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously granted Awards and any Awards that may be granted in the future. Pursuant to the RSP, upon a Change in Control, all Awards previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than three directors who are not employees of the Bank or the Corporation (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Corporation and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a change in control of the Corporation or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a change in control of the Corporation or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such change in control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of such director, or a change in control of the Corporation or the Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Corporation.

         Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee directors of the Bank subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Corporation.

         The following table presents information related to the previously granted awards of Common Stock under the RSP as authorized pursuant to the terms of the RSP. Ratification of such RSP does not change the number of shares awarded or other terms. Such ratification of the RSP confirms the provisions of the RSP previously approved by the stockholders of the Corporation.


                                             PRIOR AWARDS UNDER THE
                                             RESTRICTED STOCK PLAN
                                             ---------------------
                                                                         Number of Shares
        Name and Position                                             to be Granted (1)(2)(3)
        -----------------                                             -----------------------
        Harold E. Stremmel, President, CEO and Director                       4,042
        James S. Nelson, Executive Vice President and Director                3,234
        Shannon Aylesworth, Vice President and Chief Financial Officer        1,940
        Michael S. Leonzo, Vice President                                     1,617
        Barbara G. Coates, Vice President                                     1,294
        Marino Falcone, Director                                                808
        James F. Stone, Director                                                808
        Joseph A Wiedeman, Director and Treasurer                               808
        Victor J. Segina, Director and Secretary                                808
        Richard E. Farina, Director                                             808
        Executive Group (5 persons)                                          12,127
        Non-Executive Director Group (5 persons)                              4,042
        Non-Executive Officer Employee Group                                      0


----------------------------
(1) The exact dollar value of the shares of Common Stock granted will equal the last reported sales price of the Common Stock as reported on the OTC
     Electronic Bulletin Board on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable. The last reported sale price for the Common Stock on February 3, 2001, the date of the vesting of the first 20% of the award, was $13.50 per share.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% one year from date of grant, and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the RSP). Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3) All Plan Share Awards presented herein have been adjusted to reflect the 5% stock dividend paid by the Corporation in February 2001.

Amendment and Termination of the RSP

         The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Corporation, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the stockholders of the Corporation.

Possible Dilutive Effect of the RSP

         In the event that the RSP is not ratified at the Meeting, the RSP will nevertheless remain in effect. Because shares for awards under the RSP have already been purchased in the market, current shareholders will suffer no ownership dilution. However, in the event the RSP is ratified and a change in control of the Corporation occurs prior to the time that shares that have been awarded pursuant to the RSP would otherwise vest, the aggregate purchase price received by stockholders could be effectively reduced by the value of shares that vest solely because of the change in control. The Corporation currently has no plan in place that will result in a change in control.

Federal Income Tax Consequences

         Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Corporation will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Corporation will recognize compensation expense in the amount of the fair market value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the awards are earned.

Stockholder Ratification

         The Corporation is submitting the RSP to stockholders for ratification in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the RSP, submitted as Proposal III.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                            RATIFICATION OF THE RSP.


             PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Corporation has appointed Beard Miller Company LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2001, subject to ratification by the Corporation's stockholders. A representative of Beard is expected to be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

         On September 20, 2000, the Corporation dismissed its independent auditors, McKonly & Asbury, LLP, and appointed Beard as its new independent auditors. The decision to change accountants was approved by the Corporation's Board of Directors. McKonly & Asbury's reports on the Corporation's consolidated financial statements for the fiscal years ended December 31, 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with audits of the fiscal years ended December 31, 1998 and 1999 and any subsequent interim period preceding the date hereof, there were no disagreements or reportable events between the Corporation and McKonly & Asbury on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of McKonly & Asbury, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports. During the two most recent fiscal years, the Corporation did not consult with Beard regarding any the application of accounting principals to any specific accounting, auditing or financial reporting matters.

         Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Corporation at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Beard Miller Company LLP as the Corporation's auditors for the 2001 fiscal year.


                              STOCKHOLDER PROPOSALS

         In order to be considered for inclusion in the Corporation's proxy materials for the annual meeting of stockholders for the fiscal year ending December 31, 2001, all stockholder proposals must be received at the Corporation's executive office at 51 South Front Street, Steelton, Pennsylvania 17113 no later than November 15, 2001. In addition, stockholder proposals must meet other applicable criteria as set forth in the Corporation's bylaws in order to be considered for inclusion in the Corporation's proxy materials.

         Under the Corporation's bylaws, stockholder proposals that are not included in the Corporation's proxy statement for the fiscal year ending December 31, 2001, will only be considered at the annual meeting to be held in 2002 if the stockholder submits notice of the proposal to the Corporation at the above address by February 17, 2002. In addition, stockholder proposals must meet other applicable criteria as set forth in the Corporation's bylaws in order to be considered at the 2002 annual meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.


                                   FORM 10-KSB

         A copy of the Corporation's annual report on Form 10-KSB for the fiscal year ended December 31, 2000 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, Steelton Bancorp, Inc., 51 South Front Street, Steelton, Pennsylvania 17113.

                               BY ORDER OF THE BOARD OF DIRECTORS




                               /s/Victor J. Segina
                               -----------------------
                               Victor J. Segina
                               Secretary





Steelton, Pennsylvania
March 15, 2001

--------------------------------------------------------------------------------
                             STEELTON BANCORP, INC.
                              51 SOUTH FRONT STREET
                          STEELTON, PENNSYLVANIA 17113
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 18, 2001
--------------------------------------------------------------------------------

       The undersigned hereby appoints the Board of Directors of Steelton Bancorp, Inc. (the "Corporation"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Mechanics Savings Bank, 51 South Front Street, Steelton, Pennsylvania on Wednesday, April 18, 2001, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:


                                                                     FOR            WITHHELD
                                                                     ---            --------

1.        The election as director of the nominees
          listed with terms to expire in 2005
          (except as marked to the contrary below):                  [ ]              [ ]

          Marino Falcone
          Richard E. Farina


INSTRUCTIONS: To withhold your vote for either nominee, write the nominee's name on the line provided below.

------------------------

                                                                    FOR            AGAINST           ABSTAIN
                                                                    ---            -------           -------
2.        The ratification of the
          Steelton Bancorp, Inc.
          2000 Stock Option Plan.                                    [ ]              [ ]               [ ]

3.        The ratification of the
          Mechanics Savings Bank
          Restricted Stock Plan.                                     [ ]              [ ]               [ ]

4.        The ratification of the appointment
          of Beard Miller Company LLP as the
          Corporation's independent auditor for the
          fiscal year ending December 31, 2001.                      [ ]              [ ]               [ ]

          The Board of Directors recommends a vote "FOR" all of the above listed proposals.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Corporation of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated March 15, 2001.


                                          [ ]      Check Box if You Plan
Dated:                                             to Attend the Annual Meeting.
       ---------------------------



-------------------------                   --------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-------------------------                   --------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------